                                                                   EXHIBIT 10.55


                               AMENDMENT AGREEMENT

                AMENDMENT AGREEMENT, dated as of June 30, 1999 (this "Amendment Agreement"), among SAFESKIN REAL ESTATE INCORPORATED, a Delaware corporation (the "Lessee"); UNION BANK OF CALIFORNIA, N.A., a national banking association, not in its individual capacity, but solely as Trustee (the "Trustee" or the "Lessor"); UNION BANK OF CALIFORNIA, N.A., a national banking association, as agent (in such capacity, the "Agent") for the Lenders; BANKERS COMMERCIAL CORPORATION, a California corporation, as investor (the "Investor"); and each of the financial institutions listed on the signature pages hereof (each, a "Lender"; collectively, the "Lenders").

                              W I T N E S S E T H:


                WHEREAS, the Lessee, the Lessor, the Investor, the Lenders and the Agent are parties to the Participation Agreement dated as of March 5, 1999, as amended by First Amendment dated as of March 31, 1999 (as amended, the "Participation Agreement"), and the Lessor, the Lenders and the Agent are parties to the Credit Agreement dated as of March 5, 1999 (the "Credit Agreement");

                WHEREAS, the Lessee (i) has requested that certain amendments be made to the Participation Agreement, the Credit Agreement and certain of the other Operative Agreements (as defined in Annex A to the Participation Agreement) and (ii) desires to exercise the Maturity Date Purchase Option (as defined in Annex A to the Participation Agreement).

                WHEREAS, the parties hereto are willing to amend the Participation Agreement, the Credit Agreement and such other Operative Agreements, upon the terms and conditions set forth herein;

                NOW, THEREFORE, the parties hereto hereby agree as follows:

                1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in Annex A to the Participation Agreement, as amended hereby, are used herein as therein defined.

                2. Amendments. (a) The Participation Agreement is hereby amended as follows:

                        (i) Annex A (Rules of Usage and Definitions). The Rules of Usage and Definitions set forth in Annex A are hereby amended by deleting the definitions of the defined terms "Applicable Commitment Fee Rate", "Applicable Eurodollar Rate Margin", "Investor Commitment" and "Maturity Date" in their entirety and substituting in their place the following definitions:

                "Applicable Commitment Fee Rate" shall mean, for each Pricing Period, the rate set forth below (expressed in basis points per annum) opposite the Applicable Pricing Level for that Pricing Period:


                         Applicable
                       Pricing Level                   Commitment Fee
                       -------------                   --------------
                             I                              57.5

                             II                             62.5

                            III                             62.5

                             IV                             75.0

                             V                              75.0

        ; provided, however, that upon the Agent's receipt of a Compliance Certificate from the Company evidencing the Company's compliance as of any compliance testing date with each of the financial covenants set forth in Section 6.12 through 6.24 of the Corporate Credit Agreement, as such covenants were in effect under the Corporate Credit Agreement as of March 5, 1999, the Applicable Commitment Fee Rate shall be as set forth below:


                        Applicable
                       Pricing Level                   Commitment Fee
                       -------------                   --------------
                             I                              32.5

                             II                             37.5

                            III                             37.5

                             IV                               50

                             V                                50

                Upon such reversion, the parties shall promptly execute an amendment which evidences that such covenants have been restored to the levels set forth above."

                "Applicable Eurodollar Rate Margin" shall mean, for each Pricing Period, the interest rate margin set forth below (expressed in basis points per annum) opposite the Applicable Pricing Level for that Pricing
        Period:

                         Applicable
                       Pricing Level                     Margin
                       -------------                     ------
                             I                            187.5

                             II                           200.0

                            III                           212.5

                             IV                           225.0

                             V                            237.5

        ; provided, however, that upon the Agent's receipt of a Compliance Certificate from the Company evidencing the Company's compliance as of any compliance testing date with each of the financial covenants set forth in Sections 6.12 through 6.24 of the Corporate Credit Agreement, as such covenants were in effect under the Corporate Credit Agreement as of March 5, 1999, the Applicable Eurodollar Rate Margin shall be as set forth below:


                        Applicable
                       Pricing Level                     Margin
                       -------------                     ------
                             I                              125

                             II                           137.5

                            III                             150

                             IV                           162.5

                             V                              175

                Upon such reversion, the parties shall promptly execute an amendment which evidences that such covenants have been restored to the levels set forth above."

                "Investor Commitment" shall mean $525,000.

                "Maturity Date" shall mean March 31, 2000.

                        (ii) Section 5.2. Section 5.2 is hereby amended by deleting the following provision from the end of said Section:

                "Notwithstanding any provision in this Agreement or the Credit Agreement to the contrary, unless the Company shall be in compliance as of September 30,

                1999 with each of the financial covenants set forth in the Corporate Credit Agreement and incorporated by reference in the Guarantee, neither the Lenders nor the Investor shall have any obligation to make Advances to the Lessor if after giving effect to any such Advance, the aggregate outstanding principal amount of the Loans and Investor Contribution would exceed $16,084,477.09 plus Advances which may be made to pay interest on the Loans and Investor Yield."

                        (b) The Credit Agreement is hereby amended by deleting the contents of Schedule 1.1 attached to the Credit Agreement in their entirety and substituting therefor the contents of Schedule 1.1 attached to this Amendment Agreement.

                        (c) To the extent that the amount "$58,200,000" appears in any of the Operative Agreements, such amount is hereby deleted and the amount "$16,975,000" is substituted in its place.

                3.      Exercise of Purchase Option. In accordance with Section
20.2 of the Lease, the Lessee is hereby giving notice to the Lessor and the Agent that the Lessee is irrevocably electing to exercise the Maturity Date Purchase Option.

                4. Direction to Trust Company. By its execution hereof, the Investor hereby authorizes and directs Union Bank of California, N.A., not in its individual capacity but solely as Trustee, to execute this Amendment Agreement.

                5. Representations and Warranties. The Lessee hereby confirms, reaffirms and restates the representations and warranties set forth in the Participation Agreement. The Lessee represents and warrants that no Default or Event of Default has occurred and is continuing.

                6. Conditions to Effectiveness. The amendments provided for herein shall become effective on the date of satisfaction of the following conditions precedent:

                        (a) The Agent shall have received counterparts of this Amendment Agreement duly executed and delivered by the Lessee, the Lessor, the Investor, the Required Lenders and the Guarantors; and

                        (b) The Agent shall have received, for the account of each Lender which consents to the amendments contained herein, the amendment fee referred to in Section 8.

                7. Payment of Expenses. The Lessee agrees to pay or reimburse the Agent for all of its out-of-pocket costs and expenses incurred in connection with this Amendment Agreement, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the fees and disbursements of counsel to the Agent.

                8. Affirmation of Guarantee. Each of the Guarantors hereby consents to the execution and delivery of this Amendment Agreement; agrees that all references in the Guarantee to any Operative Agreement shall be a reference to such agreement as amended from time to time; reaffirms its obligations under the Guarantee; and represents and warrants that there exist no offsets, counterclaims or defenses to its obligations under the Guarantee.

                9. Reference to and Effect on the Operative Agreements; Limited Effect. The execution, delivery and effectiveness of this Amendment Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lessor, the Investor, any Lender or the Agent under any of the Operative Agreements, nor constitute a waiver of any provisions of any of the Operative Agreements. Except as expressly amended herein, all of the provisions and covenants of the Participation Agreement, the Credit Agreement and the other Operative Agreements are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

                10. Counterparts. This Amendment Agreement may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

                11. GOVERNING LAW. THIS AMENDMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                    COMERICA BANK, as a Lender


                                    By:    /s/ Emmanuel M. Skevofilax
                                           -------------------------------------
                                           Name:  Emmanuel M. Skevofilax
                                           Title:    Vice President

                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                    as a Lender


                                    By:    /s/ William Powell
                                           -------------------------------------
                                           Name:  William Powell
                                           Title:    Vice President

                                    SANWA BANK CALIFORNIA, as a Lender


                                    By:    /s/ Jack Lenhot
                                           -------------------------------------
                                           Name:  Jacob A. Lenhot
                                           Title:    Vice President

                                    UNION BANK OF CALIFORNIA, N.A., as a Lender


                                    By:    /s/ Bruce A. Breslau
                                           -------------------------------------
                                           Name:  Bruce A. Breslau
                                           Title:    Vice President

                                    U.S. BANK, NATIONAL ASSOCIATION, as a Lender


                                    By:    /s/ Janet Jordan
                                           -------------------------------------
                                           Name:  Janet E. Jordon
                                           Title:    Vice President

Name and Address of Lender                        Amount of Commitment
--------------------------                        --------------------
COMERICA BANK                                     $2,575,221.25
Irvine Loan Production Office
1920 Main Street, Suite 1150
Irvine, California  92614
Attn:  Emmanuel M. Skevofilax
Telecopier:  (949) 476-1222
Telephone:  (949) 476-1933


THE FIRST NATIONAL BANK OF CHICAGO                $4,077,433.50
Mail Suite 4001
777 S. Figueroa Street, 4th Floor
Los Angeles, California  90017-5800
Anthony B. Mathews
Telecopier:  (213) 683-4949
Telephone:  (213) 683-4957


SANWA BANK CALIFORNIA                             $2,575,221.25
1280 4TH Avenue, 2nd Floor
San Diego, California  92101
Attn:  Jacob A. Lenhof
Telecopier:  (619) 595-1918
Telephone:  (619) 234-0938


UNION BANK OF CALIFORNIA, N.A.                    $5,171,902.75
San Diego Commercial Banking Office
530 "B" Street, 4th Floor, S-420
San Diego, California  92101-4407
Attn:  Bruce A. Breslau
Telecopier: (619) 230-3766
Telephone: (619) 230-3758

U.S. BANK, NATIONAL ASSOCIATION                   $2,575,221.25
National Corporate Banking Division PL-4
555 S.W. Oak Street, Suite 400
Portland, Oregon 97204
Attn:  Janet E. Jordon
Telecopier: (503) 275-5428
Telephone: (503) 275-5871

                                        TOTAL     $16,975,000

                IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    SAFESKIN REAL ESTATE INCORPORATED


                                    By:    /s/ William R. LaRue
                                           -------------------------------------
                                           Name: William R. LaRue
                                           Title: Vice President, Treasurer


                                    UNION BANK OF CALIFORNIA, N.A., not in its individual capacity, but solely as Trustee


                                    By:    /s/ Vivian R. Savedra
                                           -------------------------------------
                                           Name:  Vivian R. Savedra
                                           Title: Assistant Vice President


                                    BANKERS COMMERCIAL CORPORATION,  as Investor


                                    By:    /s/ Lance Markowitz
                                           -------------------------------------
                                           Name:  Lance Markowitz
                                           Title: President


                                    UNION BANK OF CALIFORNIA, N.A., as Agent


                                    By:    /s/ Douglas S. Lambell
                                           -------------------------------------
                                           Name:  Douglas S. Lambell
                                           Title: Vice President

                                    GUARANTORS


                                    SAFESKIN CORPORATION


                                    By:    /s/ David L. Morash
                                           -------------------------------------
                                           Name: David L. Morash
                                           Title: Executive Vice-President,
                                                  Chief Financial Officer


                                    SAFESKIN SCIENTIFIC CORPORATION


                                    By:    /s/ William R. LaRue
                                           -------------------------------------
                                           Name: William R. LaRue
                                           Title: Vice President, Treasurer